Exhibit 99.1

1

Disclaimer FORWARD - LOOKING STATEMENTS . This presentation contains "forward - looking statements" within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 . Such statements relate to our current expectations, projections and assumptions about our business, the economy and future events or conditions, and specifically include the information found under “Macro Environment & Industry Trends,” “Growth Drivers for 2019 & Beyond,” and “ 2019 Strategic Direction . ” They do not relate strictly to historical or current facts . Forward - looking statements can be identified by words such as “aims,” “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “likely,” “may,” “plans,” “projects,” “seeks,” “targets,” “will,” “would,” “could,” “should,” and similar expressions and references to guidance, although some forward - looking statements may be expressed differently . In particular, these include statements relating to future actions, business plans, objectives and prospects, and future operating or financial performance . Factors or events that could cause actual results to differ may emerge from time to time and are difficult to predict . Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results may differ materially from past results and those anticipated, estimated or projected . We caution you not to place undue reliance upon any of these forward - looking statements . Factors that could cause or contribute to such differences, include, but are not limited to : our ability to execute our business plans or growth strategy ; our ability to innovate, develop or implement new or enhanced solutions or services ; the nature of investment and acquisition opportunities we are pursuing, and the successful execution of such investments and acquisitions ; our ability to successfully integrate acquired businesses and realize synergies ; variations in our results of operations ; our ability to accurately forecast the revenue under our contracts and solutions ; our ability to protect our systems from damage, interruption or breach, and to maintain effective information and technology systems and networks ; our ability to protect our intellectual property rights, proprietary technology, information processes, and know - how ; significant competition relating to our solutions and services ; our failure to maintain a high level of customer retention or the unexpected reduction in scope or termination of key contracts with major customers ; customer dissatisfaction, or our non - compliance with contractual provisions or regulatory requirements ; our failure to meet performance standards triggering significant costs or liabilities under our contracts ; our inability to manage our relationships with information and data sources and suppliers ; our reliance on subcontractors and other third party providers and parties to perform services ; our ability to continue to secure contracts and favorable contract terms through the competitive bidding process ; pending or threatened litigation ; unfavorable outcomes in legal proceedings ; our success in attracting and retaining qualified employees and members of our management team ; our ability to generate sufficient cash to cover our interest and principal payments under our credit facility or to borrow or use credit ; unexpected changes in tax laws, regulations or guidance and unexpected changes in our effective tax rate ; unanticipated increases in the number or amount of claims for which we are self - insured ; our ability to develop, implement and maintain effective internal control over financial reporting ; changes in the U . S . healthcare environment or healthcare financing system, including regulatory, budgetary or political actions that affect healthcare spending or the practices and operations of healthcare organizations ; our failure to comply with applicable laws and regulations governing individual privacy and information security or to protect such information from theft and misuse ; our ability to comply with current and future legal and regulatory requirements ; negative results of government or customer reviews, audits or investigations ; state or federal limitations related to outsourcing of certain government programs or functions ; restrictions on bidding or performing certain work due to perceived conflicts of interests ; the market price of our common stock and lack of dividend payments ; and anti - takeover provisions in our corporate governance documents ; and other factors, risks and uncertainties described in our most recent Annual Report on Form 10 - K and in our other filings with the Securities and Exchange Commission . Any forward - looking statements are made as of the date of this presentation . Except as may be required by law, we disclaim any obligation to publicly update forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP FINANCIAL INFORMATION . This presentation contains certain non - GAAP measures . These non - GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies . Additionally, these non - GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP . See slides 39 and 40 for definitions and reconciliations of certain non - GAAP measures . MARKET AND INDUSTRY DATA . This presentation contains market and industry data and forecasts that have been obtained from publicly available information, various industry publications, other published industry sources and our internal data and estimates . We have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information . None of the reports and other materials of third party sources referred to in this presentation were prepared for use in, or in connection with, this presentation . Our internal data and estimates are based upon information obtained from our customers, our partners, trade and business organizations, publicly available information and other contacts in the markets in which we operate and our management’s understanding of industry conditions . Estimates are difficult to develop and inherently uncertain and we cannot assure you that they are accurate . Our estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed above . 2 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

HMS is positioned for growth that returns significant value to our investors, customers and employees in 2019. And we’re prepared to do that now more than ever. Bill Lucia, Chairman & CEO

4 Presentation • Product Suite & Key Competitive Advantages • Macro Environment & Industry Trends • Growth Drivers for 2019 & Beyond • 2019 Strategic Direction • Conclusion 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

We're competing on a whole new level . Product Suite and Key Competitive Advantages

Key Assets to Address Healthcare’s Cost Containment Need 6 *HMS internal estimate Coordination of Benefits (COB) Payment Integrity (PI) Total Population Management (TPM) • Broad solutions set - Coordination of Benefits, Payment Integrity, Population Risk Analytics, Care Management and Consumer Engagement • Market - leading data and technical ability to aggregate diverse data sets in normalized and common formats • Sophisticated and proprietary analytics • Deep healthcare industry expertise • Marquee client base An estimated $30B+ addressable market opportunity* 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Comprehensive Solutions Offer Value Throughout the Healthcare Continuum 7 Fights fraud, waste and abuse - promoting payment accuracy • Robust offering meets wide range of payment accuracy needs Identifies risks, improves patient engagement and outcomes • Consumer - driven solution targets needed areas of engagement Ensures the correct party pays the claim • The industry - leading COB solution Coordination of Benefits (COB) Payment Integrity (PI) Total Population Management (TPM) 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

8 Unique lives - health coverage information Petabytes of data Trading partners for COB (health plans, TPAs, PBMs, etc.) Eligibility coverage segments (current and historical) Paid claim records received annually Medicaid lives in customer eligibility files >290M >1.5B >3B >7.0 >1,250 >90% Unparalleled Data 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Advanced Analytics Deliver Exceptional Customer Value 9 x Member matching logic x Complex clinical scoring x Provider analytics x Global business rules logic x Claims billing and payment analysis x Contract pricing and terms x Risk identification and stratification x Predictive risk scoring x Consumer analytics x Behavioral science logic x Social determinants of health x Opioid utilization / misuse Broad application across Medicaid, Medicare and commercial at - risk populations Enterprise Analytics 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 Payment Accuracy Risk Intelligence and Engagement

National Size and Scale • Current eligibility data for 290+ million individuals • Broad state government coverage, including services to 40+ Medicaid agencies • More than 325 health plans, including 23 of the 25 largest U.S. health insurers (based on membership) • Serving 150+ employers • Reach extends to federal agencies (CMS, VA), PBMs, IPAs and beyond 10 Unmatched national footprint provides excellent cross - selling opportunities 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Recognized Clinical and Technical Expertise 11 • Nationally acclaimed technology team with 1,000+ data, analytics, engineering, infrastructure and security experts • 300+ clinical experts supported by a panel of more than 550 credentialed physicians 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

High - Performance Culture Drives Tangible Results 12 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 RESULTS • Increased engagement and retention • High Voice of the Customer feedback • Favorable customer Net Promoter Score trends • Acceleration programs drive: x Revenue Generation x Margin Expansion x Product Development Uncompromising Integrity Results - Driven Collaboration Meaningful Innovation Absolute Accountability Customer Focus VALUES We work passionately to increase the value of the healthcare system so that healthcare dollars can benefit more people. MISSION

We're positioned to advance. Macro Environment and Industry Trends are Tailwinds for HMS 13

Well Positioned to Address Industry Trends 14 Consumerization of Healthcare Unique ability to create member health profiles that address medical conditions, social determinants and consumer preferences Transition to Value - Based Care Provides comprehensive population health analytics that inform and drive improved clinical outcomes and quality scores Importance of Big Data is Increasing Rich data assets and the technology needed to drive actionable analytics Push for Greater Interoperability Platforms seamlessly integrate with claims, eligibility and other technology sources Rising and Unsustainable Cost s Proven cost containment leader that saves billions of dollars annually for healthcare payers 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

15 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 15 Healthcare Spend and Enrollment Projected to Rise Across All Markets Demand for Cost Containment Solutions Expected to Grow 2018 Spend 2018 - 26 Expenditure Growth Projections 2018 - 26 Enrollment Growth Projections $748+ Billion +83% +24% $641+ Billion +60% +10% Medicare Medicaid $1,244+ Billion +43% +2% Commercial Source: CMS Office of the Actuary, National Health Expenditures, Projection Table 17 (December 2018).

Large and Expanding Total Addressable Market*

- Significant levels of healthcare fraud, waste and abuse – estimated as high at $1 trillion annually[1]
- Growth in healthcare spending and insured lives, together with complexity in payment models, further expands the TAM
- Continued, though slow shift to value-based payments creates new opportunities for risk analytics



Total Population Management
$18B
2017: $30B
$12B
Payment Accuracy (COB and PI)
+83%
Total Population Management
$34B
2026E: $55B
$21B
Payment Accuracy (COB and PI)

*HMS internal projections

[1] Inclusive of unnecessary services, service delivery inefficiency, excess administrative costs, overpricing, missed prevention opportunities. Sources: Harvard Business Review, "How the U.S. Can Reduce Waste in Health Care Spending by $1 Trillion" (October 13, 2015), and Journal of the American Medical Association, "Eliminating Waste in US Healthcare" (April 2012)

37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

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We're going for ( more ) growth. Growth Drivers for 2019 and Beyond

2018 YTD Results Through Q3 Set Stage for Future Growth • YTD total revenue up 16.5% , excluding Q1 reserve release 1 • YTD commercial revenue up 24.4% • YTD Coordination of Benefits revenue up 7.6% • YTD Payment Integrity revenue up 17.6% • YTD Total Population Management revenue up 25.7% 2 • YTD Net Income up 51.0% • YTD adjusted EBITDA up 37.6% 3 • Full year 2018 Revenue Outlook raised to $595 - 600 million (was $575 - 585 million) 18 1 Excludes $8.4 million of revenue related to the Q1’18 reversal of the Company’s reserve liability for open or pending Medicare RAC appeals following expiration of the original Medicare RAC contract on January 31, 2018 2 TPM revenue increase YTD reflects actual Essette and Eliza revenue for 2018 ($41.1 million), compared to 2017 revenue of $20.1 million in the first three quarters - normalized for the acquisition of Eliza in April 2017 by adding ~$12.6 million to Eliza revenue for the pre - acquisition period - for total revenue through September 30, 2017 of $32.7 million 3 Adjusted EBITDA is a non - GAAP measure (see reconciliation on slide 40) 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Ongoing Technology Investment and Innovation Increasing revenue, reducing costs, and contributing to margin expansion Significant growth driver for Coordination of Benefits and Payment Integrity business lines Robotics • Software - based Robotics Process Automation to identify and interact with other systems • Automation of clinical reviews • Clustering of claims for episode of care Artificial Intelligence / Machine Learning • Proprietary technology to autonomously review and code medical records Natural Language Processing • Advanced data matching • Data Lake Big Data 19 • Essette and Eliza are cloud enabled Transition to Cloud 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Total Population Management Managing members on a personal level – at enterprise scale – allows health plans to: • Know their members - identifying population risk from day one • Engage their members - taking action through personalized conversations across a multi - channel platform • Better manage health outcomes - across an entire population using data - driven care plans 20 A unique health management solution that lowers costs, enhances patient care and improves outcomes 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Elli: Actionable Population Risk Intelligence 21 Leverages expansive healthcare data with retrospective analysis and predictive modeling to turn insights into better outcomes and lower member costs Differentiators 1. Detailed individual member health profiles 2. Visibility into new members from day one 3. Member profiles span change of plans 4. Proprietary risk model 5. Connects insights to actions with Essette care management platform and Eliza consumer engagement solutions Total Population Management 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

22 Eliza Consumer Engagement Solutions Produce Results 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 Total Population Management Multi - modal conversations to: 1. Assess risk 2. Educate 3. Drive consumers to action Retention Year - end Gap Closure Social Determinants of Health Welcome and Onboarding ER Avoidance Post Hospital Discharge Preventive Care Medication Adherence Can improve HEDIS scores and raise STAR ratings

Move to Enterprise Relationships Is Favorable 23 • Size and scale matter as payers are increasingly looking for integrated solutions that address needs across the care continuum • Ability to offer a comprehensive solution suite creates competitive advantages and drives opportunities for expansion of customer relationships • National and diverse customer footprint creates opportunities to grow existing customer relationships through cross sales and deeper integration • Financial stability provides confidence in capacity to implement and execute 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

A Scalable Business Model 24 Attractive Recurring Revenue • Multi - year government and commercial relationships • High customer retention • Successful track record of service line expansions within existing customer base • Increasing percentage of TPM revenue will be PMPM/PMPY Strong Sales Momentum • Robust pipeline to support continued growth • Solid track record of upselling / cross - selling • Reinvestment in the sales team to accelerate cross selling Operating Leverage • Significant operating leverage, with EBITDA margins expanding • Disciplined cost management • Modest capital expenditures and working capital requirements lead to strong cash flow generation Significant Visibility into Forecasted Revenue • >80% visibility, as of Q3 2018 earnings release, for 2019E revenue $ 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Balance Sheet Strength and Financial Flexibility to Fund Future Growth 25 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 • Strong quarterly cash flow • Relatively low annual CapEx as percentage of revenue • Available cash of ~$125 million at 9/30/18 • Flexible credit facility • Low net leverage (<1X net of cash) 1 • Dedicated internal team maintains a solid pipeline of acquisition opportunities • Acquisitions are a planned component of growth 1 T otal revolving credit facility debt at September 30, 2018 of $240 million

We're expanding opportunities. 2019 Strategic Direction 26

27 Boost Sales Via Account Expansion and New Logos • Enhance product marketing and communication of HMS value proposition • Expand the product pipeline • Pursue TPM cross - sales to existing HMS customers Advance Across - the - Board Growth Strategy • Accelerate product innovation, speed - to - market and sales rollout • Utilize M&A and expand strategic partnerships to accelerate growth • Penetrate new markets (e.g., ACOs, PBMs) Maximize Talent Recruitment, Engagement & Retention • Promote thought leadership activities • Promote the social value of our work and encourage community involvement • Enhance staff training, leadership development activities, succession planning Expand Margins & Profitability • Broaden the use of technology and automation (e.g., AI, NLP, ML) • Expand strategic partnerships • Pursue added process improvements • Continue to increase product yield $ Looking Ahead to 2019: Broad Strategic Priorities 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

We're moving healthcare forward. Conclusion

Positioned For The Future Of Healthcare 29 • 360 - degree view of the healthcare system • Industry - leading cost containment solutions • Unique risk intelligence analytics • Expertise in Medicaid, Medicare, commercial and employer - sponsored healthcare programs • Expansive data relationships • Broad and deep customer relationships • An experienced executive team Harness assets to meet the changing needs of a dynamic industry 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Appendix

Our Data Warehouse

Our comprehensive data assets and analytics create actionable insights for customers



3B+
Medical claims received each year
1,250+
Sources to collect data
7+
Petabytes of data
1.5B+
Eligibility coverage segments
2.1B
Consumer engagements

Data Aggregated and Normalized From Disparate Sources Across the Ecosystem

Claims / Encounter | Eligibility | Lab | Provider | RX | EMR | Socio-economic | Self-Reported

Extensive Data Repository Powers Market-Leading Solutions and Creates Multiple Expansion Opportunities

Existing

Data Mining
- Use of artificial intelligence and machine learning to focus on actionable data

Risk-Stratification
- Unique analytics that profile a patient's historical claims record to alert to risks and clinical indicators such as opioid misuse

Predictive Analytics
- Predict future health conditions and disparities to react now to produce better outcomes

Future

Provider Benchmarking
- Provide data-driven analytics to facilitate provider benchmarking - including referral, RCM behavior and patient outcomes

Lifetime Longitudinal Patient Profile
- Create a longitudinal patient profile over the lifetime of the patient - connecting insurance coverage, claims data, diagnosis, provider preference, genomics, and behavioral related statistics

Value-Based Care
- Opportunity to participate in the design of payment models for value-based care
- Assist with compliance related to claims and quality-based interventions

Predictive Outcomes
- Leverage large historical data sets, behavioral consumer engagement data and industry consumer data to predict outcomes

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Coordination of Benefits

Prospective COB
Data Match, Analytics, Identification and Verification
Ensures accurate identification of other coverage and gives customers detailed policy information required to proactively prevent payment of member claims for which another party is liable

- ✓ National Eligibility Database comprised of data from 1,250+ partners across the U.S.
- ✓ Near real-time response capability at any step in enrollment or adjudication continuum
- ✓ Large library of proprietary algorithms and market-leading match logic
- ✓ Electronic verification technology

Third Party Recovery
Billing, Follow-Up and Recovery
Identify claims paid for members with other insurance; bill liable third parties; and track claims to ensure payment

- ✓ Electronic-billing platforms customized to the unique specifications of each payer
- ✓ Business rules optimization
- ✓ Portfolio of specialty claim types with unique recovery tactics
- ✓ Denial management and claims follow-up unit

Subrogation
Casualty, Estate and Trust Recovery
Recover funds paid by the Medicaid program on behalf of members who have been injured, are deceased or are beneficiaries of a trust established on their behalf

- ✓ Data match analytics for case lead identification
- ✓ Case management with integrated and configurable workflow
- ✓ 80% automation of case valuation with manual review following
- ✓ Web portal for submission of case referrals and lien/claim update requests
- ✓ Trust accounting review services

Eligibility and Enrollment Solutions
Premium Assistance and Reconciliation Programs
Help clients target and enroll recipients in premium payment assistance programs and manage processes that generate cost savings for Medicaid agencies

- ✓ Data match analytics for case lead identification
- ✓ Case management with integrated and configurable workflow
- ✓ Web portals for submission of application and verification documents
- ✓ Leverages AI for document classification

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Payment Integrity

Claims Editing and Analytics
Identifies claims that have been improperly billed and paid according to regulatory, policy and industry rules configured for each client

- ✓ Edit library addresses all types of errors and service types
- ✓ Pre-pay edits reduce provider abrasion
- ✓ Post-pay data mining identifies complex overpayments that client systems miss

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Clinical and Claim Reviews
Identifies improper coding, location / level of service and reimbursement errors by reviewing claims vs. medical records

- ✓ Fully integrated client portal for transparency
- ✓ Clinical algorithms target claims
- ✓ Reviews are performed by RNs and certified coders, oversight by medical directors
- ✓ Purpose-built review platform ensures efficiency, accuracy, tracking

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Utilization Review & Provider Audits
Addresses specific provider types with issues within health plans

- ✓ Utilization review, including prior-authorizations, post-pay claim review and Long Term Care reviews
- ✓ Bill audits supported by analytics and proprietary charge review platforms
- ✓ Credit balance audits include field and desk reviews, supported by proprietary platform
- ✓ Behavioral health audits use proprietary provider scorecards and audit platform

---

Fraud Analytics & Special Investigative Unit (SIU) Support
Identifies high-risk providers and members, and potential fraud issues and enables clients to identify, investigate and track fraud within their programs

- ✓ Provider profiles compare providers with peers on utilization and coding metrics
- ✓ Provider alerts leverage external provider sanction data
- ✓ Business intelligence tools enable 360-degree view of fraud, waste and abuse within programs
- ✓ Visual analysis identifies outlier collusion patterns
- ✓ Compliance with FWA regulatory requirements

Dependent Eligibility Verification Audit (DEVA)
Verifies that dependents listed on employees' benefit plans are eligible for coverage, ensuring that employers only play claims for those who meet plan criteria

- ✓ Secure, customizable and interactive web portal
- ✓ Customizable employee communication
- ✓ Multi-option for submission of verification, including web application

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Total Population Management

elli™ Population Risk Intelligence	Leverage historical claims data to develop member risk profiles for new and existing members	✓ Uses data repositories of medical, pharmacy, and other claims data to predict future behaviors based on past utilization, Rx adherence, age / demographics, etc. ✓ Accelerates the identification of existing and at-risk conditions / comorbidities ✓ Early identification of chronic illnesses results in better, earlier care for members and lower costs for payers
eliza™ Health Engagement Management	Consumer engagement engine using multiple channels to communicate to members, influence behavior, assess health status and close gaps in care	✓ Integrated approach maps medical, pharmacy, consumer data to drive insights, determine gaps to close, and identify outreach receptivity ✓ Predictive models and propensity analysis to design personalized outreach plans at enterprise scale ✓ Individualized, consumer-centered outreach plans coordinate engagement activities throughout the year
essette™ Population Health Technology	Technology platform that supports evolving coordinated care demands, while analyzing and delivering daily individual member care needs across a payers' entire population	✓ Integrated, flexible, modular applications ✓ Supports care and disease management, utilization management, population management and other member-centric services ✓ Flexible and scalable architecture acts as a "Care Traffic Controller" ✓ 360-degree view, evidence-based content and role-based workflows help care managers navigate and automate personalized patient care paths

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Q3’18 Quarterly Financial Information

Q3 2018 Financial Results Quarterly Financial Performance Highlights • Total quarterly revenue was a record $154.3 million – YTD total revenue was up 16.5% , excluding Q1 reserve release 1 • Commercial revenue was a quarterly record $86.7 million – YTD commercial revenue up 24.4% • State government revenue of $59.3 million – YTD state government revenue up 6.1% • Coordination of Benefits (COB) revenue of $105.7 million – YTD COB revenue up 7.6% • Analytical services 2 revenue of $48.6 million, including Payment Integrity (PI) revenue of $30.2 million, Eliza revenue of $14.0 million, Essette revenue of $1.3 million and Medicare RAC revenue of $3.1 million • Full year 2018 Revenue Outlook raised to $595 - 600 million (was $575 - 585 million) • GAAP EPS of $0.22 per diluted share included a tax benefit of $0.03 per share 3 • Adjusted EPS of $0.31 per diluted share 4 • Net income of $18.6 million included a tax benefit of $2.9 million 3 • Adjusted EBITDA of $41.4 million 4 – YTD adjusted EBITDA was up 37.6% • Capital expenditures were $6.8 million / YTD total of $19.4 million 36 1 Excludes $8.4 million of revenue related to the Q1’18 reversal of the Company’s reserve liability for open or pending Medicare RAC appeals following expiration of the original Med ica re RAC contract on January 31, 2018 2 Analytical services includes PI, care management and consumer engagement solutions, and Medicare RAC 3 GAAP EPS and net income for the three months September 30, 2018 included a cumulative tax benefit of $2.9 million or $0.03 pe r diluted share relating to prior open tax years and the current tax year in connection with a realignment of certain state tax apportionments recognized in the quarter 4 Adjusted EPS and Adjusted EBITDA are non - GAAP measures (see reconciliations on slides 39 and 40 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

Q3 2018 Financial Results Quarterly Financial Information 37 (unaudited, , $ in the thousands, except for per share amounts) 1 Q3’18 diluted share count is higher than Q2’18 due primarily to the net loss in Q2’18, which resulted in the basic and dilute d s hare counts being the same in that quarter. 2 Diluted adjusted EPS is a non - GAAP measure (see reconciliation on slide 39). 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 Revenue $ 113,733 $ 133,313 $ 125,673 $ 148,493 $ 141,425 $ 146,791 $ 154,246 Cost of services: Compensation 48,920 51,853 49,012 52,264 56,079 55,188 58,188 Information technology 9,783 11,281 12,067 12,592 12,263 14,240 12,979 Occupancy 3,547 4,230 4,332 5,081 4,383 4,014 3,500 Direct project expenses 10,443 10,101 9,548 11,255 10,083 10,908 10,661 Other operating expenses 7,203 6,562 7,446 7,214 6,565 7,051 8,567 Amortization of acquisition related software and intangible assets 6,286 7,372 8,167 8,568 8,132 9,621 7,942 Total cost of services 86,182 91,399 90,572 96,974 97,505 101,022 101,837 Selling, general and administrative expenses 23,608 27,553 22,240 32,253 31,998 26,532 28,178 Settlement expense - - - - - 20,000 - Total operating expenses 109,790 118,952 112,812 129,227 129,503 147,554 130,015 Operating income 3,943 14,361 12,861 19,266 11,922 (763) 24,231 Interest expense (2,286) (2,339) (3,109) (3,137) (2,648) (3,034) (2,880) Interest income 155 33 14 93 120 188 292 (Loss)/income defore income taxes 1,812 12,055 9,766 16,222 9,394 (3,609) 21,643 Income taxes 370 5,538 3,394 (9,501) 3,003 (242) 3,069 Net (Loss)/ income $ 1,442 $ 6,517 $ 6,372 $ 25,723 $ 6,391 $ (3,367) $ 18,574 Net (loss)/income per common share -- diluted $ 0.02 $ 0.08 $ 0.07 $ 0.30 $ 0.07 $ (0.04) $ 0.22 Weighted average common shares -- diluted 85,580 85,826 85,730 84,936 85,682 83,231 1 85,144 Diluted adjusted EPS 2 $ 0.13 $ 0.16 $ 0.19 $ 0.49 $ 0.22 $ 0.25 $ 0.31 Effective tax rate 20.4% 45.9% 34.8% -58.6% 32.0% -30.6% 14.2% Q1'17 Q2'17 Q3'17 Q2'18 Q3'18Q4'17 Q1'18

Q3 2018 Financial Results

Quarterly Market and Product Revenue

Total Revenue by Market	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
State Government	$ 50.7	$ 57.6	$ 53.0	$ 57.7	$ 53.3	$ 57.9	$ 51.6	$ 64.2	$ 54.6	$ 58.8	$ 59.3
Commercial	56.0	53.5	57.9	62.9	55.1	69.4	67.6	77.2	71.8	80.5	86.7
Federal (including Medicare RAC) / Other	13.1	10.4	12.0	5.0	5.3	6.0	6.5	7.1	15.0	7.5	8.3
Total HMS Revenue	**119.8**	**121.5** [1]	**122.9** [1]	**125.6**	**113.7**	**133.3**	**125.7**	**148.5**	**141.4**	**146.8**	**154.3**

Total Revenue by Product	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	Q3'18
Coordination of Benefits	$ 82.9	$ 89.7	$ 86.3	$ 95.0	$ 88.5	$ 98.5	$ 90.1	$ 105.7	$ 91.7	$ 100.8	$ 105.7
Analytical Services [2]	36.9	31.8	36.6	30.6	25.2	34.8	35.6	42.8	49.7 [3]	46.0	48.6 [4]
Total HMS Revenue	**$119.8**	**$121.5** [1]	**$122.9** [1]	**$125.6**	**$113.7**	**$133.3**	**$ 125.7**	**$ 148.5**	**$ 141.4**	**$ 146.8**	**$ 154.3**

(Unaudited, $ in millions)

[1] *As revised. Refer to "Part IV, Item 15. Consolidated Financial Statements and Supplementary Data, Notes to the Consolidated Financial Statements" and note 16. "Quarterly Financial Data (Unaudited)" on page 86 in the Company's 2017 Form 10-K for details. (see https://www.sec.gov/Archives/edgar/data/1196501/000117184318001503/f10k_022318p.htm)*
[2] *Analytical services includes PI, care management and consumer engagement solutions, and Medicare RAC*
[3] *Analytical services revenue in Q1 2018 included an $8.4 million Medicare RAC reserve release related to the reversal of the Company's reserve liability for open or pending Medicare RAC appeals following expiration of the original Medicare RAC contract on January 31, 2018*
[4] *Analytical services revenue in Q3 2018 includes quarterly revenue for PI of $30.2 million, care management and consumer engagement of $15.3 million, and Medicare RAC of $3.1 million*

37th Annual J.P. Morgan Healthcare Conference / January 7, 2019

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Reconciliation of Net (Loss) / Income to GAAP EPS (Diluted) and Adjusted EPS (Diluted) 39 As summarized in the following table, diluted earnings per share adjusted for stock - based compensation expense, settlement expense, amortization of acquisition related software and intangible assets and for the related taxes (adjusted EPS) was $0.31 for the third quarter of 2018. (Unaudited, $ in thousands) The Company believes that the non - GAAP financial measures in this presentation provide useful information to the Company's management, investors and other interested parties about the Company's operating performance because it allows them to compare the Company's operating results during the current and prior periods in a more consistent manner . The non - GAAP measures presented may not be comparable to similarly titled measures used by other companies . 1 Tax effect of adjustments is computed as the pre - tax effect of the adjustments multiplied by the forecasted adjusted annual effective tax rate at period end 2 Q 3 ’ 18 diluted share count is higher than Q 2 ’ 18 due to the net loss in Q 2 ’ 18 , which resulted in the basic and diluted share counts being the same in that quarter 3 Diluted GAAP EPS for the three months ended December 31 , 2017 includes a non - cash tax benefit of $ 15 . 1 million or $ 0 . 18 per diluted share due to the revaluation of the company’s deferred tax balances pursuant to the tax rate reduction included in the federal tax legislation enacted in December 2017 4 Diluted adjusted EPS for the three months ended December 31 , 2017 includes a non - cash tax benefit of $ 0 . 25 due to the revaluation of the Company’s deferred tax balances pursuant to the tax rate reduction included in the federal tax legislation enacted in December 2017 5 Diluted GAAP EPS for the three months ended June 30 , 2018 included an expense of $ 20 . 0 million related to the previously announced settlement on June 27 , 2018 of litigation in connection with the earn - out portion of the purchase price for an acquisition the Company completed in 2010 6 Diluted GAAP EPS for the three months ended September 30 , 2018 includes a cumulative tax benefit of $ 0 . 03 relating to prior open tax years and the current tax year in connection with a realignment of certain state tax apportionments recognized in the quarter 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 Net (Loss)/ income $ 1,442 $ 6,517 $ 6,372 $ 25,723 $ 6,391 $ (3,367) $ 18,574 Stock-based compensation expense 5,386 3,994 7,381 7,382 9,494 4,714 3,437 Settlement expense - - - - - 20,000 - Amortization of acquisition related software and intangible assets 6,286 7,372 8,167 8,568 8,132 9,621 7,942 (2,323) (4,319) (5,815) 80 (5,585) (10,404) (3,186) Sub-total 10,791 13,564 16,105 41,753 18,432 20,564 26,767 Weighted average common shares, diluted 85,580 85,826 85,730 84,936 85,682 83,231 2 85,144 Diluted GAAP EPS $ 0.02 $ 0.08 $ 0.07 $ 0.30 3 $ 0.07 $ (0.04) 5 $ 0.22 6 Diluted Adjusted EPS $ 0.13 $ 0.16 $ 0.19 $ 0.49 $ 0.22 $ 0.25 $ 0.31 Federal tax legislation impact $ - $ - $ - $ 0.25 $ - $ - $ - Diluted Adjusted EPS after federal tax legislation $ 0.13 $ 0.48 $ 0.40 $ 0.24 4 $ 0.22 $ 0.25 $ 0.31 Q3 '18Q3 '17 Q4 '17 Q1 '18 Income tax related to adjustments 1 Q1'17 Q2 '17 Q2 '18

Reconciliation of Net (Loss) / Income to EBITDA and Adjusted EBITDA 40 As summarized in the following table, earnings before interest, taxes, depreciation and amortization, stock - based compensation expense and settlement expense (adjusted EBITDA) was $116.3 million for the nine months ended September 30, 2018, including the first quarter net benefit of $6.3 million related to the Medicare RAC reserve release. As summarized in the following table, earnings before interest, taxes, depreciation and amortization, stock - based compensation expense and settlement expense (adjusted EBITDA) was $41.4 million for the third quarter of 2018. The Company believes that the non - GAAP financial measures in this presentation provide useful information to the Company's management, investors and other interested parties about the Company's operating performance because it allows them to compare the Company's operating results during the current and prior periods in a more consistent manner . The non - GAAP measures presented may not be comparable to similarly titled measures used by other companies . 37th Annual J.P. Morgan Healthcare Conference / January 7, 2019 (Unaudited, $ in thousands) (Unaudited, $ in thousands) September 30, 2018 June 30, 2018 September 30, 2017 Net (Loss)/ income 18,574$ (3,367)$ 6,372$ Net interest expense 2,588 2,846 3,095 Income taxes 3,069 (242) 3,394 Depreciation and amortization of property and equipment and intangible assets 13,688 16,066 13,879 Earnings before interest, taxes, depreciation and amortization (EBITDA) 37,919 15,303 26,740 Stock based compensation expense 3,437 4,714 7,381 Settlement expense - 20,000 - Adjusted EBITDA 41,356$ 40,017$ 34,121$ Three Months Ended September 30, 2018 September 30, 2017 Net Income 21,598$ 14,331$ Net interest expense 7,962 7,533 Income taxes 5,830 9,302 Depreciation and amortization of property and equipment and intangible assets 43,220 36,546 Earnings before interest, taxes, depreciation and amortization (EBITDA) 78,610 67,712 Stock based compensation expense 17,645 16,761 Settlement expense 20,000 - Adjusted EBITDA 116,255$ 84,473$ Nine Months Ended

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